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                                                                       Exhibit 2

MASTER APPLICATION FOR
GROUP VARIABLE FUNDING AGREEMENT

Application is hereby made for a Group Variable Funding Agreement (the "Contract"):

1.   Application-Contract Owner:

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     Street or P.O. Box

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     City                                        State               Zip Code

2.   Name of Applicant's Business:
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3.   Requested Effective Date of Contract:
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4.   Special Requests:
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5.   The Contract Owner has elected (choose a method): |_| METHOD ONE |_| METHOD
     TWO for the deduction of the Program and Administrative Charge and for the determination of the Net Investment Factor under the Contract.

IT IS UNDERSTOOD THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT ARE THE EXCLUSIVE PROPERTY OF THE APPLICANT-CONTRACT OWNER AND WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.


Dated at                                    this      day of
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                                        For
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                                                      (Contract Owner)

                                        By
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Registered Representative
(Licensed Agent)

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                                                          (Title)